UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2018

ROI LAND INVESTMENTS LTD.

(Exact name of registrant as specified in its charter)

Nevada	000-54368	26-1574051
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification No.)

1002 Sherbrooke West, Suite 1430

Montreal, Quebec H3A 3L6

(Address of principal executive offices with Zip Code)

514-416-4764

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 Departure of Directors or certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Directors.

On May 22, 2018, Yuhi Horiguchi resigned as a Director of ROI Land Investments Ltd. (the “Company”) and will remain with his position as Chief Financial Officer. On that same date the Company appointed Marshall Scott Vayer as a Director to fill the board vacancy created by Mr. Horiguchi, and also appointed Mr. Vayer to act as Executive Vice President if the Company. A Consulting Agreement was signed with Mr. Vayer, providing that he will be paid a signing bonus of US$24,000 and US$16,000 a month, plus expenses and benefits.

For over thirty years (from 1980), Mr. Vayer practiced as an attorney and counselor at law. A founding member of the Cardozo School of Law (Yeshiva University, NYC), he was honored as a Samuel Belkin Scholar and was awarded a Doctor of Laws (J.D.) in 1979. Mr. Vayer earned his B.A. with Field Study from Amherst College in Amherst, Massachusetts (1979). Before entering private practice of law he served as General Counsel & Director of Business Affairs for the 3M Company’s cable TV subsidiary, CNI.

Mr. Vayer brings experience in international business, real estate development, strategic planning, M&A, equity, debt, secured finance, export administration & BXA licensing, corporate crisis management, software development, new technologies, and more. From offices at Rockefeller Center in New York City, he has performed corporate and transactional work, project teaming in security, and, when he practiced as an attorney, federal and state litigation, negotiation, mediation and arbitration. Besides his roles in private litigations, he chaired AAA arbitrations by party designation and administrative appointments (made by the American Arbitration Association), and also served in court appointments, including for example, the Eastern Airlines case. He worked for more than twenty years as outside general counsel to an international corporate group with combined sales to $100M in the U.S., Europe, Middle East and Russia, as well as a multi-brand EU fashion group, and for diversified national and international business interests including corporate directorships. He has also been an adviser to a U.S. presidential administration for discretionary economic development grants as part of the federal block grants program.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 22, 2018	ROI LAND INVESTMENTS LTD.

	By:	/s/ Martin Scholz
Martin Scholz Chief Executive Officer